                                                            EXHIBIT (8)(kk)(iii)

          Amendment No. 2 to Administrative Services Letter Agreement
                                      Among
                             OppenheimerFunds, Inc.
                                       and
                     American General Life Insurance Company

The Administrative Services Letter Agreement, dated as of December 1, 1999, by and between OppenheimerFunds, Inc. and American General Life Insurance Company (the "Agreement") is hereby amended as follows:

     1. Schedule B is hereby deleted in its entirety and replaced with the Schedule B attached hereto.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date as of January 15, 2004


OppenheimerFunds, Inc.
----------------------


By:
   -----------------------------------
Name:
Title:


American General Life Insurance Company
---------------------------------------


By:
   -----------------------------------
Name:
Title:

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                                  Schedule B to
           Amendment No. 2 to Administrative Services Letter Agreement
                          (Effective January 15, 2004)
                                      Among
                             OppenheimerFunds, Inc.
                                       and
                     American General Life Insurance Company

Separate Accounts                       Products
-----------------                       --------

American General Life Insurance         The One VUL Solution (SM) Separate
Company Account VL-R                    Variable Life Insurance
                                        Policy Form No. 99615

                                        AG Legacy Plus Variable Life Insurance
                                        Policy Form No. 98615

                                        Platinum Investor II Variable Life
                                        Insurance
                                        Policy Form No. 97610

                                        Platinum Investor III Variable Life
                                        Insurance
                                        Policy Form No. 00600

                                        Platinum Investor Survivor Variable Life
                                        Insurance
                                        Policy Form No. 99206

                                        Platinum Investor Survivor II Variable
                                        Life Insurance
                                        Policy Form No. 01206

                                        Platinum Investor PLUS Variable Life
                                        Insurance
                                        Policy Form No. 02600

                                        Platinum Investor FlexDirector Variable
                                        Life Insurance
                                        Policy Form No. 03601

American General Life Insurance         Platinum Investor Immediate Variable
Company Separate Account D              Annuity
                                        Policy Form No. 03017